Exhibit 23



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed
Registration Statement File No. 33-50604.



                                        ARTHUR ANDERSEN LLP

Cincinnati, Ohio
April 20, 1995